                                                                 EXHIBIT 10(t)




                                                                CONFORMED COPY


                                                   PRIVILEGED AND CONFIDENTIAL
                                                         ATTORNEY WORK PRODUCT

                     SECOND AMENDMENT dated as of December 1, 1993 (this
                "Amendment") to the Amended and Restated Competitive Advance and Revolving Credit Facility Agreement entered into as of December 23, 1991, as amended as of September 30, 1992, as amended and restated in its entirety as of May 3, 1993 and as amended as of June 9, 1993 (the "Restated and Amended Agreement") among WESTINGHOUSE ELECTRIC CORPORATION, a Pennsylvania corporation ("WEC" or the "Borrower"); the lenders executing this Amendment and the other lender parties hereto pursuant to the Restated and Amended Agreement (the "Lenders"); ABN AMRO BANK N.V., THE BANK OF NOVA SCOTIA, CITIBANK, N.A., CREDIT LYONNAIS, CREDIT SUISSE, DRESDNER BANK AG, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, LTCB TRUST COMPANY, NATIONS BANK OF NORTH CAROLINA, N.A. (formerly known as NCNB National Bank of North Carolina), THE TORONTO-DOMINION BANK, UNION BANK OF SWITZERLAND, THE FIRST NATIONAL BANK OF CHICAGO, MELLON BANK, N.A., BARCLAYS BANK PLC, DEUTSCHE BANK AG, THE FUJI BANK, LIMITED, PNC BANK, NATIONAL ASSOCIATION (formerly known as Pittsburgh National Bank), THE SANWA BANK LTD. and THE SUMITOMO BANK, LIMITED (collectively, the "Co-Agents"); and CHEMICAL BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent;" the Administrative Agent and the Co-Agents being collectively called the "Agents").

          A. The Borrower has requested that the Lenders amend certain provisions of the Restated and Amended Agreement. The Lenders and the Agents are willing to enter into this Agreement, subject to the terms and conditions of this Amendment.

                                                     PRIVILEGED AND CONFIDENTIAL
                                                           ATTORNEY WORK PRODUCT

          B. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Restated and Amended Agreement.

          Accordingly, in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Amendment to Certain Definitions. (a) Clause (iii) of the definition of "Applicable Margin" in Article I of the Restated and Amended Agreement is amended to read as follows:

          "(iii) if Moody's, S&P or Fitch shall not have in effect a rating for Index Debt (other than because such rating agency shall no longer be in the business of rating corporate debt obligations), then such rating agency will be deemed to have established a rating for Index Debt of Ba2, BB or BB, respectively;"

          (b) The following new sentence is inserted immediately after the first sentence following the chart in the definition of "Applicable Margin":

          "Notwithstanding the foregoing, the Applicable Margin that would otherwise be in effect will be increased (i) by .125% if one of Moody's, S&P and Fitch shall have in effect a rating for Index Debt below Baa3, BBB- or BBB-, respectively; (ii) by an additional .125% if more than one of such rating agencies shall have in effect a rating for Index Debt below Baa3, BBB- or BBB-; and (iii) by .50% (less any increase already in effect pursuant to (i) and (ii) above) if one or more of Moody's, S&P and Fitch shall have in effect a rating for Index Debt at or below Ba2, BB or BB, respectively."

                                                     PRIVILEGED AND CONFIDENTIAL
                                                           ATTORNEY WORK PRODUCT

          (c) The definition of "Consolidated EBITDA" in Article I of the Restated and Amended Agreement is amended to read as follows:

          ""Consolidated EBITDA" shall mean, with respect to WEC and its Consolidated Subsidiaries for any period, (a) the sum for such period of (i) Consolidated Net Income (less (A) any items of payment-in-kind or similar income of Financial Services and (B) any items of non-cash income of WEC and its Consolidated Subsidiaries other than Financial Services which individually exceed $50,000,000 and are not in the aggregate material in the context of Consolidated EBITDA), (ii) Consolidated Interest Expense, (iii) provision for Federal, state and local taxes, (iv) depreciation expense, (v) amortization expense and
          (vi) other non-cash items (including those non-cash charges related to the adoption of SFAS 112 (Employers' Accounting for Postemployment Benefits) and provisions for losses and additions to valuation allowances), the items referred to in clauses (iii) through (vi) with respect to Discontinued Operations and the Excluded Charge (provided that amounts shall only be added purusant to clauses (ii) through
          (vi) above to the extent such amounts were deducted in computing Consolidated Net Income for such period), minus (b) cash payments made during each period in respect of the Excluded Charge."

          (d) The definition of "Consolidated Net Worth" in Article I of the Restated and Amended Agreement is hereby amended to read in its entirety as follows:

          ""Consolidated Net Worth" shall mean, at any time, (a) the total shareholders' equity of WEC and its Consolidated Subsidiaries plus (b) the sum of (i) the amount of any liability or reserve related to the adoption of SFAS 106 which is reflected in such total shareholders' equity, (ii) the amount of any liability or reserve related to the adoption of SFAS 112 which is reflected in such total shareholders' equity, (iii) the amount of any reduction in such total shareholders' equity to reflect unrecognized pension costs pursuant to SFAS 87, (iv) the amount of non-cash provisions for losses and additions to valuation allowances to the

                                                     PRIVILEGED AND CONFIDENTIAL
                                                           ATTORNEY WORK PRODUCT

     extent of $500,000,000 made by WFSI and its Subsidiaries after the Closing Date, and (v) the Excluded Charge, all net of tax effect and computed and consolidated in accordance with GAAP."

          (e) The following definition of "Excluded Charge" is hereby added, in its appropriate alphabetical order, to Article I of the Restated and Amended
Agreement:

          ""Excluded Charge" shall mean fourth fiscal quarter 1993 charges to earnings substantially similar to those as to the possibility of which the Borrower advised the Agents and Lenders in connection with the negotiation of the Second Amendment hereto, but in no event in excess of $1,000,000,000 (without giving effect to any tax benefits in respect of such charges)."

          (f) The following definition of "Second Amendment Approval Date" is hereby added, in its appropriate alphabetical order, to Article I of the Restated and Amended Agreement:

          ""Second Amendment Approval Date" shall mean the date on which the Administrative Agent shall have received counterparts of the Second Amendment hereto which, when taken together, bear the signatures of the Borrower and the Required Lenders."

          SECTION 2. Reduction of Commitments. (a) WEC hereby agrees that on or before the Second Amendment Approval Date it will, pursuant to Section 2.11 of the Restated and Amended Agreement, reduce the Total Commitment by $1,000,000,000. WEC also hereby agrees that at or before the Second Amendment Approval Date, it will pay or prepay as much of the Standby Borrowings as shall be necessary in order that the sum of the aggregate principal amount of the

                                                     PRIVILEGED AND CONFIDENTIAL
                                                           ATTORNEY WORK PRODUCT

Competitive Loans and Standby Loans outstanding and the aggregate LC Exposures of the Lenders will not exceed $4,000,000,000.

          (b) WEC hereby further agrees that as soon as practicable but not later than 45 days after the receipt of cash proceeds from consummation of a sale of all or substantially all of the Borrower's distribution and control business unit to Eaton Corporation, WEC will reduce the Total Commitment by an additional $500,000,000 pursuant to Section 2.11 of the Restated and Amended Agreement. WEC also hereby agrees that at or before the effectiveness of such reduction of the Total Commitment it will pay or prepay as much of the Standby Borrowings as shall be necessary in order that the sum of the aggregate principal amount of the Competitive Loans and Standby Loans outstanding and the aggregate LC Exposures of the Lenders will not exceed the reduced Total Commitment.

          (c) The failure of WEC to perform any of its agreements contained in this Section 2 of the Amendment shall constitute an Event of Default under
Article VI of the Restated and Amended Agreement.

          SECTION 3. Amendment to Section 3.02(b). Section 3.02(b) of the Restated and Amended Agreement is

                                                     PRIVILEGED AND CONFIDENTIAL
                                                           ATTORNEY WORK PRODUCT

hereby amended to insert the following subsection in its appropriate numerical order:

          "(iv) the Excluded Charge and the amount of any fourth quarter 1993 charges pursuant to SFAS 87 or SFAS 112."

          SECTION 4. Representations and Warranties. The Borrower represents and warrants to each of the Lenders that:

          (a) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

          (b) on the date of this Amendment and after giving effect hereto, no Default has occurred and is continuing.

          SECTION 5. Conditions to Effectiveness. The amendments to the Restated and Amended Agreement set forth in this Amendment shall be effective as of December 1, 1993 (the "Effective Date"), provided that the reduction of the Total Commitment required by Section 2 (a) shall have

                                                     PRIVILEGED AND CONFIDENTIAL
                                                           ATTORNEY WORK PRODUCT

occurred and the Administrative Agent shall have received (i) counterparts of this Amendment which, when taken together, bear the signatures of the Borrower and the Required Lenders and (ii) a written opinion of Louis J. Briskman, Esq., Senior Vice President, General Counsel and Secretary of WEC, to the effect set forth in Exhibit A hereto, dated the date hereof and addressed to the Administrative Agent and the Lenders. On the Second Amendment Approval Date, WEC shall be deemed to have complied with the notice requirements of Section 2.11(b) of the Restated and Amended Agreement in connection with reduction of commitments pursuant to Section 2(a).

          SECTION 6. Agreement. Except as specifically amended hereby, the Restated and Amended Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.
Upon the effectiveness of this Agreement, any reference in the Restated and Amended Agreement or any other Loan Document to the "Restated Agreement" shall mean the Amended and Restated Competitive Advance and Revolving Credit Facility Agreement entered into as of December 23, 1991, as amended as of September 30, 1992, as amended and restated in its entirety as of May 3, 1993, as amended as of June 9, 1993 and as amended hereby.

          SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF

                                                     PRIVILEGED AND CONFIDENTIAL
                                                           ATTORNEY WORK PRODUCT

THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS AND PRINCIPLES OF SUCH STATE.

          SECTION 8. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one instrument.

          SECTION 9.  Documentation Fee and Expenses.  The Borrower agrees:

          (a) to pay to each Lender, on the Second Amendment Approval Date, an amendment fee in an amount equal to .025% of such Lender's Commitment on said date (after giving effect to the reduction of the Total Commitment provided for in Section 2(a)), if (i) an executed counterpart of this Amendment is received by the Administrative Agent from such Lender on or prior to December 22, 1993 and (ii) the Administrative Agent receives counterparts of this Amendment which, when taken together, bear the signatures of the Required Lenders; and

          (b) to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees and expenses of Cravath, Swaine & Moore, counsel for the Agents.

                                                 PRIVILEGED AND CONFIDENTIAL
                                                       ATTORNEY WORK PRODUCT

                   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                              WESTINGHOUSE ELECTRIC CORPORATION

                                 by
                                            Laurence A. Chapman
                                     --------------------------------------
                                     Name:  Laurence A. Chapman
                                     Title: Vice President & Treasure


                              CHEMICAL BANK, individually and as
                              Administrative Agent,

                                 by
                                            James B. Treger
                                     -------------------------------------
                                     Name:  James B. Treger
                                     Title: Vice President

                                             PRIVILEGED AND CONFIDENTIAL
                                                   ATTORNEY WORK PRODUCT


                              CHEMICAL BANK DELAWARE, an Issuing
                              Bank,

                                 by
                                             Michael P. Handago
                                     -------------------------------------
                                     Name:   Michael P. Handago
                                     Title:  Vice President


                              ABN AMRO BANK N.V., individually
                              and as Co-Agent,

                                 by
                                             Lee D. Cutrone, Jr.
                                     -------------------------------------
                                     Name:   Lee D. Cutrone, Jr.
                                     Title:  Sr. Vice President and Manager

                                 by
                                             James M. Janovsky
                                     -------------------------------------
                                     Name:   James M. Janovsky
                                     Title:  Group Vice President

                              THE BANK OF NOVA SCOTIA,
                              individually and as Co-Agent,

                                 by
                                             F. C. H. Ashby
                                     -------------------------------------
                                     Name:   F. C. H. Ashby
                                     Title:  Senior Manager, Loan Operations


                              CITIBANK, N.A., individually and as
                              Co-Agent,

                                 by
                                             Jolie Eisner
                                     -------------------------------------
                                     Name:   Jolie Eisner
                                     Title:  Attorney-in-Fact

                                               PRIVILEGED AND CONFIDENTIAL
                                                     ATTORNEY WORK PRODUCT




                              CREDIT LYONNAIS New York Branch,
                              individually and as Co-Agent,

                                 by
                                             R. Ivosevich
                                     -------------------------------------
                                     Name:   R. Ivosevich
                                     Title:  Senior Vice President


                              CREDIT LYONNAIS Cayman Island
                              Branch, individually and as Co-
                              Agent,

                                 by
                                             R. Ivosevich
                                     -------------------------------------
                                     Name:   R. Ivosevich
                                     Title:  Authorized Signature


                              CREDIT SUISSE, individually and as
                              Co-Agent,

                                 by
                                             Jay Chall
                                     -------------------------------------
                                     Name:   Jay Chall
                                     Title:  Member of Senior Management

                                 by
                                             Christopher Eldin
                                     -------------------------------------
                                     Name:   Christopher Eldin
                                     Title:  Member of Senior Management


                              DRESDNER BANK AG, individually and as
                              Co-Agent,

                                 by
                                             A. R. Morris
                                     -------------------------------------
                                     Name:   A. R. Morris
                                     Title:  Vice President

                                 by
                                             Rainer Nink
                                     -------------------------------------
                                     Name:   Rainer Nink
                                     Title:  Vice President

                                                PRIVILEGED AND CONFIDENTIAL
                                                      ATTORNEY WORK PRODUCT




                              LTCB TRUST COMPANY, individually
                              and as Co-Agent,

                              by
                                         Fumihiko Kamoshida
                                 -----------------------------------------
                                 Name:   Fumihiko Kamoshida
                                 Title:  Senior Vice President


                              MORGAN GUARANTY TRUST COMPANY OF NEW YORK, individually and as Co-Agent,

                              by
                                         Laura E. Reim
                                 -----------------------------------------
                                 Name:   Laura E. Reim
                                 Title:  Vice President


                              NATIONSBANK OF NORTH CAROLINA,
                              N.A., individually and as Co-Agent,

                              by
                                         Charles P. Welch
                                 -----------------------------------------
                                 Name:   Charles P. Welch
                                 Title:  Senior Vice President


                              THE TORONTO-DOMINION BANK,
                              individually and as Co-Agent,

                              by
                                         Peter Foley
                                 -----------------------------------------
                                 Name:   Peter Foley
                                 Title:  Vice President

                                                PRIVILEGED AND CONFIDENTIAL
                                                      ATTORNEY WORK PRODUCT


                              UNION BANK OF SWITZERLAND,
                              individually, as Co-Agent and as
                              Issuing Bank

                              by
                                         Robert W. Casey, Jr.
                                 -----------------------------------------
                                 Name:   Robert W. Casey, Jr.
                                 Title:  Vice President

                              by
                                         Bruce T. Richards
                                 -----------------------------------------
                                 Name:   Bruce T. Richards
                                 Title:  First Vice President


                              FIRST NATIONAL BANK OF CHICAGO,
                              individually and as Co-Agent,

                              by
                                         Kenneth A. Hirsch
                                 -----------------------------------------
                                 Name:   Kenneth A. Hirsch
                                 Title:  Vice President


                              MELLON BANK, N.A., individually and
                              as Co-Agent,

                              by
                                         James W. Emison
                                 -----------------------------------------
                                 Name:   James W. Emison
                                 Title:  Senior Vice President


                              BARCLAYS BANK PLC, individually and
                              as Co-Agent,

                              by
                                         Richard J. Lane
                                 -----------------------------------------
                                 Name:   Richard J. Lane
                                 Title:  Associate Director

                                               PRIVILEGED AND CONFIDENTIAL
                                                     ATTORNEY WORK PRODUCT


                              DEUTSCHE BANK AG, New York and
                              Cayman Islands branches,
                              individually and as Co-Agent,

                              by
                                         Ross A. Howard
                                 -----------------------------------------
                                 Name:   Ross A. Howard
                                 Title:  Assistant Vice President


                              by
                                         Jeffrey N. Wieser
                                 -----------------------------------------
                                 Name:   Jeffrey N. Wieser
                                 Title:  Director


                              THE FUJI BANK, LIMITED,
                              individually and as Co-Agent,

                              by
                                         Yoshihiko Shiotsugu
                                 -----------------------------------------
                                 Name:   Yoshihiko Shiotsugu
                                 Title:  Vice President & Manager


                              PNC BANK, NATIONAL ASSOCIATION
                              (formerly known as Pittsburgh
                              National Bank), individually and as
                              Co-Agent,

                              by
                                         Peter M. Hilton
                                 -----------------------------------------
                                 Name:   Peter M. Hilton
                                 Title:  Vice President


                              THE SANWA BANK, LTD., individually
                              and as Co-Agent,

                              by
                                         Stephen C. Small
                                 -----------------------------------------
                                 Name:   Stephen C. Small
                                 Title:  Vice President & Area Manager

                                              PRIVILEGED AND CONFIDENTIAL
                                                    ATTORNEY WORK PRODUCT


                            THE SUMITOMO BANK, LIMITED,
                            individually and as Co-Agent,

                              by
                                        Yoshinori Kawamura
                                 -----------------------------------------
                                 Name:  Yoshinori Kawamura
                                 Title: Joint General Manager



                            ALLSTATE LIFE INSURANCE COMPANY,

                              by
                                        Patricia W. Wilson
                                 -----------------------------------------
                                 Name:  Patricia W. Wilson
                                 Title: Assistant Vice President


                              by
                                        Gary Fridley
                                 -----------------------------------------
                                 Name:  Gary Fridley
                                 Title: Vice President


                            ANCHOR NATIONAL LIFE INSURANCE
                            COMPANY,

                              by
                                        Yvonne Stevens
                                 -----------------------------------------
                                 Name:  Yvonne Stevens
                                 Title: Portfolio Officer
                                        SunAmerica Investments, Inc.


                            ARAB BANKING CORPORATION,

                              by
                                        Louise Bilbro
                                 -----------------------------------------
                                 Name:  Louise Bilbro
                                 Title: Vice President

                                               PRIVILEGED AND CONFIDENTIAL
                                                     ATTORNEY WORK PRODUCT


                            BBL BANK BRUSSELS LAMBERT, New York branch,

                              by
                                        Eric Hollanders
                                 -----------------------------------------
                                 Name:  Eric Hollanders
                                 Title: Senior Vice President


                              by
                                        Eileen Stekeur
                                 -----------------------------------------
                                 Name:  Eileen Stekeur
                                 Title: Assistant Vice President


                            BANK OF HAWAII,

                              by
                                        Elizabeth O. MacLean
                                 -----------------------------------------
                                 Name:  Elizabeth O. MacLean
                                 Title: Assistant Vice President


                            BANK OF IRELAND,

                              by
                                        Augustine Okwu, Jr.
                                 -----------------------------------------
                                 Name:  Augustine Okwu, Jr.
                                 Title: Assistant Vice President


                            BANK OF MONTREAL,

                              by
                                        Kanu Modi
                                 -----------------------------------------
                                 Name:  Kanu Modi
                                 Title: Director


                            THE BANK OF TOKYO TRUST COMPANY,

                              by
                                        John R. Jeffers
                                 -----------------------------------------
                                 Name:  John R. Jeffers
                                 Title: Vice President

                                                PRIVILEGED AND CONFIDENTIAL
                                                      ATTORNEY WORK PRODUCT


                              BANK POLSKA KASA OPIEKI,

                              by
                                          William A. Shea
                                 -----------------------------------------
                                 Name:    William A. Shea
                                 Title:   Vice President and Senior
                                           Lending Officer


                              BANQUE NATIONALE DE PARIS, New York
                              and Cayman Islands branches,

                              by

                                 -----------------------------------------
                                 Name:
                                 Title:

                              by

                                 -----------------------------------------
                                 Name:
                                 Title:


                              BANQUE PARIBAS

                              by
                                          Stanley P. Berkman
                                 -----------------------------------------
                                 Name:    Stanley P. Berkman
                                 Title:   Senior Vice President

                              by
                                          Mary T. Finnegan
                                 -----------------------------------------
                                 Name:    Mary T. Finnegan
                                 Title:   Vice President


                              BAYERISCHE LANDESBANK GIROZENTRALE,

                              by
                                          Wilfried Freudenberger
                                 -----------------------------------------
                                 Name:    Wilfried Freudenberger
                                 Title:   Executive Vice President
                                           and General Manager


                              by
                                          Peter Oberman
                                 -----------------------------------------
                                 Name:    Peter Oberman
                                 Title:   First Vice President
                                          Manager Corporate Finance

                                                PRIVILEGED AND CONFIDENTIAL
                                                      ATTORNEY WORK PRODUCT


                              BAYERISCHE VEREINSBANK AG,

                              by
                                         Ed C. Bennett
                                 -----------------------------------------
                                 Name:   Ed C. Bennett
                                 Title:  Vice President

                              by
                                         Theodore F. Ceglia
                                 -----------------------------------------
                                 Name:   Theodore F. Ceglia
                                 Title:  Assistant Vice President


                              CARIPLO-CASSA DI RISPARMIO DELLE
                              PROVINCIE LOMBARDE,

                              by
                                         Giuseppe Zanotti-Fregonara
                                 ------------------------------------------
                                 Name:   Giuseppe Zanotti-Fregonara
                                 Title:  Senior Vice President

                              by
                                         Charles W. Kennedy
                                 -----------------------------------------
                                 Name:   Charles W. Kennedy
                                 Title:  Vice President


                              CONTINENTAL BANK N.A.,

                              by
                                         Richard A. Broeren, Jr.
                                 -----------------------------------------
                                 Name:   Richard A. Broeren, Jr.
                                 Title:  Managing Director


                              CREDITO ITALIANO,

                              by
                                         Harmon P. Butler
                                 -----------------------------------------
                                 Name:   Harmon P. Butler
                                 Title:  First Vice President

                              by
                                         Saiyed A. Abbas
                                 -----------------------------------------
                                 Name:   Saiyed A. Abbas
                                 Title:  Assistant Vice President

                                                PRIVILEGED AND CONFIDENTIAL
                                                      ATTORNEY WORK PRODUCT


                              THE DAI-ICHI KANGYO BANK, LTD., New
                              York branch,

                              by
                                         Andreas Panteli
                                 -----------------------------------------
                                 Name:   Andreas Panteli
                                 Title:  Vice President


                              FIRST FIDELITY BANK, N.A., NEW
                              JERSEY,

                              by
                                         Robert K. Strunk, II
                                 -----------------------------------------
                                 Name:   Robert K. Strunk, II
                                 Title:  Vice President


                              FIRST INTERSTATE BANK OF
                              CALIFORNIA,

                              by
                                         Clark R. Wilcox
                                 -----------------------------------------
                                 Name:   Clark R. Wilcox
                                 Title:  Vice President


                              THE FIRST NATIONAL BANK OF
                              MARYLAND,

                              by
                                         Brooks W. Thropp
                                 -----------------------------------------
                                 Name:   Brooks W. Thropp
                                 Title:  Vice President


                              GIRO CREDIT BANK,

                              by

                                 -----------------------------------------
                                 Name:
                                 Title:

                                               PRIVILEGED AND CONFIDENTIAL
                                                     ATTORNEY WORK PRODUCT


                           THE HOKURIKU BANK, LTD.,

                           by
                                      Yutaka Okugawa
                              -----------------------------------------
                              Name:   Yutaka Okugawa
                              Title:  Manager


                           THE INDUSTRIAL BANK OF JAPAN,
                           LIMITED, New York branch,

                           by
                                      Takeshi Kawano
                              -----------------------------------------
                              Name:   Takeshi Kawano
                              Title:  Senior Vice President and Senior
                                        Manager


                           ISTITUTO BANCARIO SAN PAOLO DI
                           TORINO,

                           by
                                      William J. DeAngelo
                              -----------------------------------------
                              Name:   William J. DeAngelo
                              Title:  First Vice President


                           KREDIETBANK,

                           by

                              -----------------------------------------
                              Name:
                              Title:


                           THE MITSUBISHI BANK, LIMITED,
                           acting through its New York branch,

                           by
                                      Robert J. Dilloff
                              -----------------------------------------
                              Name:   Robert J. Dilloff
                              Title:  Vice President

                                               PRIVILEGED AND CONFIDENTIAL
                                                     ATTORNEY WORK PRODUCT


                              THE MITSUBISHI TRUST & BANKING CORPORATION,

                              by
                                         Masataka Ushio
                                 -----------------------------------------
                                 Name:   Masataka Ushio
                                 Title:  Senior Vice President


                              MITSUI TRUST BANK (U.S.A.),

                              by
                                         Kazuyuki Muto
                                 -----------------------------------------
                                 Name:   Kazuyuki Muto
                                 Title:  Executive Vice President


                              ROYAL BANK OF CANADA,

                              by
                                         Shelley Browne
                                 -----------------------------------------
                                 Name:   Shelley Browne
                                 Title:  Senior Manager


                              SHAWMUT BANK,

                              by
                                         Jeffrey C. Lynch
                                 -----------------------------------------
                                 Name:   Jeffrey C. Lynch
                                 Title:  Vice President


                              SOCIETE GENERALE,

                              by
                                         Bruce H. Drossman
                                 -----------------------------------------
                                 Name:   Bruce H. Drossman
                                 Title:  Vice President

                                               PRIVILEGED AND CONFIDENTIAL
                                                     ATTORNEY WORK PRODUCT


                              THE SUMITOMO TRUST & BANKING CO., LIMITED,

                              by
                                          Yoshifumi Miyagi
                                 -----------------------------------------
                                 Name:    Yoshifumi Miyagi
                                 Title:   Vice President and Manager


                              SUN LIFE INSURANCE COMPANY OF
                              AMERICA,

                              by
                                          Yvonne Stevens
                                 -----------------------------------------
                                 Name:    Yvonne Stevens
                                 Title:   Portfolio Officer


                              THE TOKAI BANK, LIMITED, New York
                              branch,

                              by
                                          Masaharu Muto
                                 -----------------------------------------
                                 Name:    Masaharu Muto
                                 Title:   Deputy General Manager


                              THE TOYO TRUST AND BANKING COMPANY, LIMITED,

                              by
                                          Tomoshige Kimura
                                 -----------------------------------------
                                 Name:    Tomoshige Kimura
                                 Title:   Vice President


                              VIA BANQUE,

                              by
                                          F. Fournier
                                 -----------------------------------------
                                 Name:    F. Fournier
                                 Title:   Directeur Central

                                                PRIVILEGED AND CONFIDENTIAL
                                                      ATTORNEY WORK PRODUCT


                              WESTDEUTSCHE LANDESBANK
                              GIROZENTRALE, New York branch,

                              by
                                           Michael F. McWalters
                                 -----------------------------------------
                                 Name:     Michael F. McWalters
                                 Title:    Managing Director

                              by
                                           Stewart L. Whitman
                                  ----------------------------------------
                                  Name:    Stewart L. Whitman
                                  Title:   Vice President


                              WESTPAC BANKING CORPORATION,

                              by
                                           Robert Jozkowski
                                 -----------------------------------------
                                 Name:     Robert Jozkowski
                                 Title:    Vice President


                              YASUDA BANK AND TRUST COMPANY
                              (U.S.A.),

                              by
                                           Rohn M. Laudenschlager
                                 -----------------------------------------
                                 Name:     Rohn M. Laudenschlager
                                 Title:    First Vice President